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                                  PROSPECTUS

                                APRIL 25, 2006

                       BROWN ADVISORY GROWTH EQUITY FUND

                             Institutional Shares
                                   A Shares

                       BROWN ADVISORY VALUE EQUITY FUND

                             Institutional Shares
                                   A Shares

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                             Institutional Shares
                                   A Shares

                                   D Shares


                      BROWN ADVISORY SMALL-CAP VALUE FUND

                             Institutional Shares
                                   A Shares

                       BROWN ADVISORY INTERNATIONAL FUND

                             Institutional Shares

                        BROWN ADVISORY REAL ESTATE FUND

                             Institutional Shares

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS [LOGO] BROWN ADVISORY FUNDS

          RISK/RETURN SUMMARY                                      3
               Brown Advisory Growth Equity Fund                   3
                    Investment Objective                           3
                    Principal Investment Strategies                3
                    Summary of Principal Investment Risks          5
                    Who May Want to Invest in the Fund             6
                    Performance Information                        6
               Brown Advisory Value Equity Fund                   10
                    Investment Objective                          10
                    Principal Investment Strategies               10
                    Summary of Principal Investment Risks         12
                    Who May Want to Invest in the Fund            12
                    Performance Information                       12
               Brown Advisory Small-Cap Growth Fund               15
                    Investment Objective                          15
                    Principal Investment Strategies               15
                    Summary of Principal Investment Risks         16
                    Who May Want to Invest in the Fund            17
                    Performance Information                       17
               Brown Advisory Small-Cap Value Fund                21
                    Investment Objective                          21
                    Principal Investment Strategies               21
                    Summary of Principal Investment Risks         23
                    Who May Want to Invest in the Fund            23
                    Performance Information                       23
               Brown Advisory International Fund                  26
                    Investment Objective                          26
                    Principal Investment Strategies               26
                    Summary of Principal Investment Risks         28
                    Who May Want to Invest in the Fund            28
                    Performance Information                       29
               Brown Advisory Real Estate Fund                    31
                    Investment Objective                          31
                    Principal Investment Strategies               31
                    Summary of Principal Investment Risks         33
                    Who May Want to Invest in the Fund            33
                    Performance Information                       34

          FEE TABLES                                              37

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
        PRINCIPAL INVESTMENT RISKS                                  40

        MANAGEMENT                                                  46
                  The Advisor and Sub-Advisors                      46
                  Portfolio Managers                                48
                  Other Service Providers                           56
                  Fund Expenses                                     56

        YOUR ACCOUNT                                                57
                  How to Contact the Funds                          57
                  General Information                               57
                  Buying Shares                                     60
                  Selling Shares                                    66
                  Exchange Privileges                               70
                  Choosing a Share Class                            72
                  Retirement Accounts                               77

        OTHER PERFORMANCE INFORMATION                               78
                  Past Performance of William K. Morrill,
                    Portfolio Manager -- Brown Advisory
                    Real Estate Fund                                78
                  Past Performance of Cardinal Capital
                    Management, L.L.C., Sub-Advisor --
                    Brown Advisory Small-Cap Value Fund             80
                  Past Performance of Philadelphia
                    International Advisors, LP, Sub-Advisor
                    -- Brown Advisory International Fund            83
                  Past Performance of Walter Scott &
                    Partners Limited, Sub-Advisor -- Brown
                    Advisory International Fund                     85

        OTHER INFORMATION                                           88
                  Distributions                                     88
                  Taxes                                             88
                  Organization                                      89

        FINANCIAL HIGHLIGHTS                                        90

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RISK/RETURN SUMMARY [LOGO] BROWN ADVISORY FUNDS

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.

This Prospectus offers the following funds (each a "Fund" and collectively, the "Funds") and classes thereof:

                      FUND                            CLASSES
      Brown Advisory Growth Equity Fund    Institutional Shares; A Shares
      Brown Advisory Value Equity Fund     Institutional Shares; A Shares
      Brown Advisory Small-Cap Growth Fund Institutional Shares; A Shares
      Brown Advisory Small-Cap Value Fund  Institutional Shares; A Shares
      Brown Advisory International Fund    Institutional Shares
      Brown Advisory Real Estate Fund      Institutional Shares

BROWN ADVISORY GROWTH EQUITY FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of domestic companies ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund invests primarily in domestic companies that have exhibited an above average rate of earnings growth over the past few years and that have prospects for above-average, sustainable growth in the future. The Fund may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. Other attributes include, but are not limited to, a strong competitive position, a history of innovation, excellent management, and the financial resources to support long-term growth. The Fund seeks to purchase securities that the Advisor considers to have attractive valuations based on the strong fundamentals of the underlying companies.

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CONCEPTS TO UNDERSTAND

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.
PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.
PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.


The Fund primarily invests in medium and large market capitalization companies. Medium and large market capitalization companies are those companies with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:
  . Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
  . Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
  . A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given the Advisor's belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time. Factors considered include:
  .  Product cycles, pricing flexibility and product or geographic mix
  .  Cash flow and financial resources to fund growth
  . Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock and its current market price.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any

                                                                             4

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fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if:
 . The stock subsequently fails to meet the Advisor's initial investment criteria
 . A more attractively priced stock is found or if funds are needed for other purposes
 . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

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WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term investment goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term investment goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the returns of the Fund's Institutional Shares and A Shares compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.

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CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

        2000        2001       2002         2003        2004        2005
       ------      ------     -------       ------       -----       -----
       -9.53%      -9.35%     -28.06%       29.89%       4.84%       3.34%


    The calendar year-to-date total return as of March 31, 2006 was 5.07%.

During the periods shown in the chart, the highest quarterly return was 17.92% (for the quarter ended December 31, 2001) and the lowest quarterly return was -18.64% (for the quarter ended September 30, 2001).

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AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2005 to the Russell 1000(R) Growth Index, the Fund's primary benchmark, and to the S&P 500(R) Index. The Fund's primary benchmark has been changed from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index more closely reflects the style in which the Fund's portfolio is managed.

The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Growth Index and to the S&P 500 Index. As of December 31, 2005, A Shares had not commenced investment operations. Performance information for A Shares for the periods ended December 31, 2005 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

                                                1      5        SINCE
                                               YEAR  YEARS  INCEPTION/(1)/
      Institutional Shares -- Return Before
      Taxes                                    3.34% -1.70%    -1.55%
      Institutional Shares -- Return After
      Taxes on Distributions                   3.31% -1.81%    -1.64%
      Institutional Shares -- Return After
      Taxes on Distributions and Sale of Fund
      Shares                                   2.17% -1.50%    -1.36%
      A Shares -- Return Before Taxes         -0.86% -3.65%    -3.41%
      --------------------------------------------------------------------
      RUSSELL 1000 GROWTH INDEX                5.26% -3.58%    -3.20%
      S&P 500 INDEX                            4.91%  0.54%     0.56%

/(1)/Institutional Shares commenced operations on June 28, 1999.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 Growth Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Growth Index's performance does not reflect the effect of expenses.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY VALUE EQUITY FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stock) of domestic companies with medium to large market capitalizations ("80% Policy"). Medium and large market capitalization companies are those with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund combines a highly disciplined approach to securities valuation with an emphasis on companies with attractive underlying company fundamentals. Emphasis is placed on companies that it believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management. Since there are no formal sector/industry limitations, the Fund's portfolio is well diversified across many industries.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor uses in-house research and other sources to identify a universe of companies across a broad range of industries whose underlying fundamentals are relatively attractive and capable of sustaining long-term growth at rates at or above the market averages. The Advisor focuses on companies that it believes exhibit the following:
  .  Sufficient cash flow and balance sheet strength to fund future growth
  . Leadership or potential leadership in markets with the opportunity for long-term growth
  . Proprietary products and service and new product development that sustains the company's brand franchise

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  .  A strong management team that is proactive, executes effectively, and anticipates/adapts to change and is sensitive to shareholder interests
  . Product cycles, pricing flexibility, product or geographic mix that supports growth and stability
  . Catalysts for growth such as changes in regulation, management, business cycle, business mix or industry consolidation.

The Advisor's valuation discipline attempts to estimate a range of value for each company whose securities are considered for purchase. The range of value is used to estimate the spread or "margin of safety" between a company's current stock price and a reasonable worst case low price for the stock. The range is developed through an extensive valuation methodology that uses historic value, peer private market value and discontinued cash flow analyses. A key objective of this analysis is to minimize the downside risk of investing in stocks and generally results in a portfolio with lower than market valuations and better than average fundamental characteristics.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if:
  . The stock has reached its target price level and its present reward/risk ratio is unattractive
  . The stock is close to its target price level and its present reward/risk ratio is unattractive compared to a candidate company or an attractively valued existing holding
  . The company's fundamentals have deteriorated in a material, long term manner.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

11

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SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term investment goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term investment goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the returns of the Fund's Institutional and A Shares compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

                                                                             12

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CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

          [CHART]

    2004         2005
    ----         ----
   12.57%        6.24%




    The calendar year-to-date total return as of March 31, 2006 was 4.79%.

During the periods shown in the chart, the highest quarterly return was 8.95% (for the quarter ended December 31, 2004) and the lowest quarterly return was -3.33% (for the quarter ended September 30, 2004).

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AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2005 to the Russell 1000 Value Index, the Fund's primary benchmark. The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Value Index. As of December 31, 2005, A Shares had not commenced operations. Performance information for A Shares for the periods ended December 31, 2005 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

                                                      1        SINCE
                                                     YEAR  INCEPTION/(1)/
       Institutional Shares -- Return Before Taxes   6.24%    17.74%
       Institutional Shares -- Return After Taxes on
       Distributions                                 3.91%    15.53%
       Institutional Shares -- Return After Taxes on
       Distributions and Sale of Fund Shares         4.46%    14.21%
       A Shares -- Return Before Taxes               1.87%    15.08%
       ------------------------------------------------------------------
       RUSSELL 1000 VALUE INDEX                      7.05%    19.07%

/(1)/Institutional Shares commenced operations on January 28, 2003.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Value Index's performance does not reflect the effect of expenses.

                                                                             14

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  [LOGO] BROWN ADVISORY FUNDS

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY SMALL-CAP GROWTH FUND

The Fund offers Institutional Shares and A Shares. A Shares offered in this prospectus are shares of a newly created Fund class.

Effective April 25, 2006, all issued and outstanding A Shares were renamed D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies ("80% Policy"). The Fund seeks to invest primarily in small-cap companies with well above average growth prospects. Small companies are those companies whose market capitalizations are equal to or less than the greater of (i) $1.5 billion or (ii) that of the company with the largest market capitalization company included in the Russell 2000(R) Index ("Market Capitalization Range"). As of March 31, 2006, the largest company in the Russell 2000 Index had a market capitalization of $5.37 billion.

If 80% of the Fund's net assets (including borrowings for investments) are not invested in small, domestic companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to domestic growth companies within the Market Capitalization Range. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor begins by identifying a universe of small growth companies within the Market Capitalization Range. From these companies, the Advisor uses research and other sources of information to select those companies it believes have the potential to grow earnings at an above average rate annually. The Advisor then

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performs an in-depth analysis of the companies' fundamentals to identify those that have:
  . Substantial business opportunities relative to their operating history and size. These opportunities may arise from addressing large and fragmented markets or markets that are growing at rapid rates. In addition, the company's ability to innovate may help create new markets for its products or services.
  . Proprietary products, services or distribution systems that provide the company with a competitive edge.
  . Management that demonstrates a "growth mentality" and a plan that the Advisor can understand and monitor.
  .  Attractively priced stocks compared to their growth potential.
THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock if:
  . The stock subsequently fails to meet the Advisor's initial investment criteria
  . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                                                                             16

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SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term investment goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term investment goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the returns of the Fund's Institutional Shares, A Shares, and D Shares compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Effective April 25, 2006, A Shares were renamed D Shares. A Shares offered in this prospectus is a newly created Fund class.

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CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

    2000         2001         2002         2003          2004         2005
    ----         ----         ----         ----          ----         ----
   -15.59%      -12.96%     -39.41%       52.37%        7.82%        5.20%


    The calendar year-to-date total return as of March 31, 2006 was 9.45%.

During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter ended December 31, 2001) and the lowest quarterly return was -35.46 % (for the quarter ended September 30, 2001).

                                                                             18

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AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2005, to those of the Russell 2000 Growth Index. The table also compares the average annual total return before taxes of A Shares and D Shares to the Russell 2000 Growth Index. As of December 31, 2005, A Shares had not commenced investment operations. D Shares commenced operations on September 20, 2002. Performance information for A Shares for the periods ended December 31, 2005 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. Performance information for D Shares reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares and D Shares will vary.

                                                 1      5        SINCE
                                                YEAR  YEARS  INCEPTION/(1)/
    Institutional Shares -- Return Before
    Taxes                                       5.20% -1.84%     2.56%
    Institutional Shares -- Return After
    Taxes on Distributions                      5.20% -1.84%     2.43%
    Institutional Shares -- Return After Taxes
    on Distributions and Sale of Fund Shares    3.38% -1.55%     2.17%
    A Shares -- Return Before Taxes             0.89% -3.95%     0.43%
    D Shares -- Return Before Taxes            -1.02%    N/A    19.47%
    -----------------------------------------------------------------------
    RUSSELL 2000 GROWTH INDEX                   4.15%  2.28%     1.96%

/(1)/Institutional Shares commenced operations on June 28, 1999.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price/book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index is unmanaged and reflects reinvestment of all dividends paid by stocks included in the index. Unlike performance of the Fund, the Russell 2000 Growth Index's performance does not reflect the effect of expenses.

                                                                             20

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY SMALL-CAP VALUE FUND

The Fund offers Institutional Shares and A Shares. Effective April 25, 2006, all shares issued and outstanding were reclassified as Institutional Shares. A Shares are a new Fund class.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small companies that are traded primarily in the U.S. securities markets ("80% Policy"). Small companies are those companies whose market capitalizations are less than $2.5 billion at the time of their purchase. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund primarily invests in the securities of companies that Cardinal Capital Management, L.L.C., the Fund's Sub-Advisor ("Cardinal"), believes are undervalued based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. Importantly, management could use this excess cash flow to pay dividends, make acquisitions, pay down debt and/or buy back stock.

THE SUB-ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES Cardinal seeks companies that are believed to have stable and predictable businesses that generate cash flow in excess of what is needed to pay all expenses and reinvest in the business, and have competent and motivated management teams. Cardinal also seeks companies whose securities are undervalued because of temporary issues that are likely to be resolved in the near future.

Cardinal focuses on gathering information on companies that are not well known to most institutional investors, by developing opinions on companies or businesses that are contrary to prevailing thinking, or by investigating corporate events (such as substantial share repurchases or insider buying) that may signal a company's undervaluation. Once investment opportunities are identified, Cardinal researches prospective companies by analyzing regulatory

21

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financial disclosures, and by speaking with industry experts and company management. The purpose of this research is to get a clear understanding of the company's business model, competitive advantages and capital allocation discipline.

Cardinal anticipates that the Fund's portfolio will consist of 45 to 60 positions, broadly diversified across industries and market sectors. Position sizes range from 1% to 4% of net assets measured at cost at the time of investment. Cardinal considers several factors in determining position size including the predictability of the business, the level of the stock price relative to the targeted purchase price, trading liquidity and catalysts that should result in stock price appreciation. Such catalysts may include the redeployment of excess cash to benefit shareholders, a turnaround in operations, the sale or liquidation of unprofitable operations, an accretive acquisition or merger, a change in management, an improvement in industry prospects or the cessation of circumstances which have depressed operating results.

THE SUB-ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES Portfolio securities are sold for a number of reasons, including the stock's expected return falling below 20% either due to price appreciation or adverse changes in company fundamentals, the market capitalization of the position reaching $5 billion, or the existence of better relative values elsewhere. Cardinal monitors the companies in the Fund's portfolio. Cardinal may sell a stock or reduce its position in a stock if:
  . The stock subsequently fails to meet Cardinal's initial investment criteria . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

                                                                             22

CONCEPTS TO UNDERSTAND

COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

  [LOGO] BROWN ADVISORY FUNDS


SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term investment goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term investment goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance of Institutional Shares from year-to-year and how the returns of the Fund's Institutional Shares and A Shares compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Effective April 25, 2006, Fund shares issued and outstanding were reclassified as Institutional Shares.

23

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CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

         [CHART]

    2004         2005
    ----         ----
   22.76%       13.01%



    The calendar year-to-date total return as of March 31, 2006 was 12.57%.

During the periods shown in the chart, the highest quarterly return was 12.91% (for the quarter ended December 31, 2004) and the lowest quarterly return was -1.45% (for the quarter ended June 30, 2004).

                                                                             24

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AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2005, to the Russell 2000 Value Index, the Fund's primary benchmark. The table also compares the average annual total return before taxes of A Shares to the Russell 2000 Value Index. As of December 31, 2005, A Shares had not commenced investment operations. Performance information for A Shares for the periods ended December 31, 2005 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

                                                      1        SINCE
                                                     YEAR  INCEPTION/(1)/
      Institutional Shares -- Return Before Taxes   13.01%    19.81%
      Institutional Shares -- Return After Taxes on
      Distributions                                 10.57%    18.18%
      Institutional Shares -- Return After Taxes on
      Distributions and Sale of Fund Shares          8.95%    16.24%
      A Shares -- Return Before Taxes                8.38%    16.75%
      -------------------------------------------------------------------
      RUSSELL 2000 VALUE INDEX                       4.71%    15.92%

/(1)/Institutional Shares commenced operations on January 28, 2003.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 2000 Value Index's performance does not reflect the effect of expenses.

25

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
EMERGING OR DEVELOPING MARKETS means generally countries other than Canada, the United States or those countries included in the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"). Currently, the countries included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

BROWN ADVISORY INTERNATIONAL FUND

The Fund offers Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term total return consistent with reasonable risk to principal.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small, medium and large size companies located outside of the United States. The Fund expects to diversify its investments across companies located in a number of foreign countries including, but not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. The Fund may also invest in emerging or developing markets. The Fund does not currently intend to concentrate its investments in the securities of companies located in any one country. As of the Fund's semi-annual period ended November 30, 2005, the Fund invested in the equity securities of companies located in 17 different foreign countries.

The Advisor uses a multi-manager structure and currently employs two sub-advisors with distinct investment styles to manage the Fund's assets on a daily basis. Under this multi-manager structure, the Advisor allocates the Fund's assets to the Sub-Advisors who are currently Philadelphia International Advisors, LP ("PIA") and Walter Scott & Partners Limited ("WSPL").

Although the Advisor delegates the day-to-day management of the Fund to the Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund's assets. The Advisor has retained an independent consultant to facilitate the selection of additional Sub-Advisors for the Fund, help monitor the performance of the Sub-Advisors and make recommendations regarding asset allocation amongst the Sub-Advisors (the "Consulting Services"). The allocation of assets to each Sub-Advisor may range from 0.00% to 100.00% of the Fund's assets and the Advisor may change the allocations at any time.

                                                                             26

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THE SUB-ADVISORS' PROCESSES -- PURCHASING PORTFOLIO SECURITIES PIA employs a value oriented investment strategy, which means that it focuses on companies that it believes are undervalued because the price of their common stocks are inexpensive relative to its estimated earnings and/or dividend-paying ability over the long-term. PIA selects stocks to purchase on behalf of the Fund by evaluating information available regarding individual countries and companies. Countries in which the Fund will invest are selected by evaluating a number of factors including, but not limited to, a country's valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth and government policies. Company selection is primarily determined by evaluating a company's growth outlook and market valuation based on price-to-earnings ratios, dividend yields and other operating and financial conditions.

WSPL employs a growth oriented investment strategy and focuses on companies worldwide that provide high return on equity and that operate in industries with above average, sustainable growth. WSPL identifies these companies by conducting detailed proprietary analyses of company financial statements and by conducting extensive interviews of company management regarding issues pertinent to company operations such as future business trends and competitive pressures.

THE SUB-ADVISORS' PROCESSES -- SELLING PORTFOLIO SECURITIES Each Sub-Advisor monitors the companies in the Fund's portfolio allocated to it for management to determine if there have been any fundamental changes in the companies. A Sub-Advisor may sell a stock or reduce its position in a stock if:
  . It subsequently fails to meet the Sub-Advisor's initial investment criteria . A more attractively priced company is found or if funds are needed for other purposes
  . It becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in short-term instruments such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive

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position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FOREIGN SECURITIES/EMERGING MARKETS RISK. Foreign securities, including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk. Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term investment goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  . Are pursuing a short-term investment goal or investing emergency reserves . Cannot tolerate the risks of global investments.

                                                                             28

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PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the returns of the Fund's Institutional Shares compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

              [CHART]

         2004        2005
         ----        ----
        16.25%      14.31%


    The calendar year-to-date total return as of March 31, 2006 was 8.93%.

During the periods shown in the chart, the highest quarterly return was 13.20% (for the quarter ended December 31, 2004) and the lowest quarterly return was -1.12% (for the quarter ended June 30, 2005).

29

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AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2005, to the MSCI EAFE Index, the Fund's primary benchmark.

                                                      1        SINCE
                                                     YEAR  INCEPTION/(1)/
      Institutional Shares -- Return Before Taxes   14.31%    24.19%
      Institutional Shares -- Return After Taxes on
      Distributions                                 12.81%    21.55%
      Institutional Shares -- Return After Taxes on
      Distributions and Sale of Fund Shares          9.98%    19.89%
      -------------------------------------------------------------------
      MSCI EAFE INDEX                               13.54%    26.28%

/(1)/Institutional Shares commenced operations on January 28, 2003.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the MSCI EAFE Index's performance does not reflect the effect of expenses.

                                                                             30

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CONCEPTS TO UNDERSTAND

EQUITY AND EQUITY RELATED SECURITIES include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.
REITS are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to shareholders substantially all of its taxable income (other than net capital gains) for each taxable year.
EQUITY REIT refers to a REIT that invests the majority of its assets directly in real estate and derives its income primarily from rent.
MORTGAGE REIT refers to a REIT that invests the majority of its assets in real estate mortgages and derives its income primarily from interest payments. HYBRID REIT refers to a REIT that combines the characteristics of both Equity REITs and Mortgage REITs.

BROWN ADVISORY REAL ESTATE FUND

The Fund offers Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to produce a high level of current income as its primary objective and achieve capital appreciation as its secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity and equity related securities issued by "real estate companies," such as real estate investment trusts ("REITs") ("80% Policy"). A real estate company is a company that, at the time of the Fund's initial purchase, derives at least 50% of its revenues from the ownership, financing, construction, management or sale of commercial, industrial, or residential real estate or has at least 50% of it assets invested in such real estate. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

In seeking to fulfill its investment objective, the Fund generally focuses its investment in REITs. The Fund anticipates that it will invest primarily in securities issued by equity REITs that are expected to have an above-average dividend rate relative to the REITs in the Fund's benchmark. The Fund intends to use these REIT dividends to help the Fund meet its primary investment objective of producing a high level of current income. The Fund may also invest in mortgage REITs and hybrid REITs. In addition to income from rent and interest, REITs may realize capital gains by selling properties or other assets that have appreciated in value.

The Fund may invest up to 20% of its net assets in investment grade fixed income securities of issuers, including real estate companies, governmental issuers and corporations. An investment grade fixed income security is
(i) rated in one of the four highest long-term or two highest short-term ratings categories by a nationally recognized statistical rating organization or (ii) is unrated and deemed to be of comparable quality to rated securities by the Advisor at the time of purchase. To the extent the Fund invests in such fixed income securities, it will

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invest primarily in securities with short to intermediate maturity (10 years or less), but may invest in fixed income securities of any maturity.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor uses fundamental real estate analysis and quantitative securities analysis to select investments in real estate companies that the Advisor believes will have favorable dividend yields and whose securities are attractively valued relative to comparable real estate companies. The Advisor uses the qualitative and quantitative data from its analyses to identify companies that have:
  .  Quality real estate portfolios in markets with some barriers to entry
  .  Attractive lease rollover schedules
  . Conservative financial structures that allow access to the capital markets in good and bad economic periods
  . Dividends that are not only covered by current cash flow, but also have the potential for growth
  . Management with capability to add value to their real estate portfolios through acquisitions, development, renovations, and financial positioning.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if:
  . The stock has reached its target price level and its present reward/risk ratio is unattractive
  . The stock is close to its target price level and its present reward/risk ratio is unattractive compared to a candidate company or a more attractively valued existing holding
  . The company's fundamentals have deteriorated in a material, long-term manner.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

                                                                             32

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SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

REAL ESTATE MARKET RISK. The value of your investment in the Fund may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

INTEREST RATE RISK. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

CREDIT RISK. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's fixed income portfolio securities. Generally, investment risk and price volatility increase as a security's credit rating declines.

NON-DIVERSIFICATION RISK. Concentration of the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

REIT RISK. The Fund will bear its ratable share of a REIT's expenses including management, operating and administrative costs in addition to the Fund's operating expenses.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  . Are willing to tolerate share price volatility of equity investing . Are pursuing current income and long-term growth of capital

33

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  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  .  Need stability of principal
  .  Cannot tolerate the possibility of sharp price swings and market declines
  .  Do not want to invest in a concentrated portfolio of real estate companies.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the returns of the Fund's Institutional Shares compare to a broad measure of market performance and to two additional indices comprised of REITs.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

         [CHART]

    2004         2005
    ----         ----
   25.23%        6.58%


    The calendar year-to-date total return as of March 31, 2006 was 16.03%.

During the periods shown in the chart, the highest quarterly return was 13.37% (for the quarter ended June 30, 2005) and the lowest quarterly return was -8.44% (for the quarter ended June 30, 2004).

                                                                             34

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AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2005, to the S&P 500 Index, the Fund's primary benchmark, and to two REIT indices, the NAREIT Equity Index and the NAREIT Composite Index.

                                                      1        SINCE
                                                     YEAR  INCEPTION/(1)/
      Institutional Shares -- Return Before Taxes    6.58%    16.08%
      Institutional Shares -- Return After Taxes on
      Distributions                                  4.85%    14.24%
      Institutional Shares -- Return After Taxes on
      Distributions and Sale of Fund Shares          4.59%    12.77%
      -------------------------------------------------------------------
      S&P 500 Index                                  4.91%    10.26%
      NAREIT Equity Index                           12.16%    22.22%
      NAREIT Composite Index                         8.29%    19.85%

/(1)/The Fund commenced operations on December 10, 2003.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

The NAREIT Equity Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The NAREIT Equity Index is unmanaged and reflects

35

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[LOGO] BROWN ADVISORY FUNDS

reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the NAREIT Equity Index's performance does not reflect the effect of expenses.

The NAREIT Composite Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts as determined and compiled by the National Association of Real Estate Investment Trusts. The NAREIT Composite Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the NAREIT Composite Index's performance does not reflect the effect of expenses.

FEE TABLES [LOGO] BROWN ADVISORY FUNDS

The following tables describe the various fees and expenses that you will pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES
(FEES PAID DIRECTLY                  BROWN ADVISORY               BROWN ADVISORY
FROM YOUR                            GROWTH EQUITY                 VALUE EQUITY
INVESTMENT)                               FUND                         FUND
                              INSTITUTIONAL       A        INSTITUTIONAL       A
                                 SHARES         SHARES        SHARES         SHARES
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of the offering price)             None      3.50%/(1)(2)/      None      3.50%/(1)(2)/
Maximum Deferred Sales
Charge (Load) Imposed on
Redemptions (as a
percentage of the sale price)      None       None/(2)(3)/      None       None/(2)(3)/
Maximum Sales Charge
(Load) Imposed on
Reinvested Distributions           None       None              None       None
Redemption Fee (as a
percentage of amount
redeemed)                         1.00%/(5)/  None             1.00%/(5)/  None
Exchange Fee (as a
percentage of amount
redeemed)                         1.00%/(5)/  None             1.00%/(5)/  None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
Management Fees                   0.75%      0.75%             0.75%      0.75%
Distribution and/or service
(12b-1) Fees                       None      0.50%              None      0.50%
Other Expenses/(6)/               0.38%      0.70%             0.27%      0.62%
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND
ASSETS)/(6)/                      1.13%      1.95%             1.02%      1.87%
Fee Waiver and Expense
Reimbursement                     0.00%      0.35%/(6)(7)/     0.00%      0.27%/(6)(7)/
NET EXPENSES                      1.13%      1.60%/(6)(7)/     1.02%      1.60%/(6)(7)/

SHAREHOLDER FEES
(FEES PAID DIRECTLY
FROM YOUR                             BROWN ADVISORY SMALL-CAP
INVESTMENT)                                  GROWTH FUND
                              INSTITUTIONAL       A              D
                                 SHARES       SHARES/(4)/    SHARES/(4)/
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of the offering price)             None        3.50%/(1)(2)/    None
Maximum Deferred Sales
Charge (Load) Imposed on
Redemptions (as a
percentage of the sale price)      None         None/(2)(3)/    None
Maximum Sales Charge
(Load) Imposed on
Reinvested Distributions           None         None            None
Redemption Fee (as a
percentage of amount
redeemed)                         1.00%/(5)/    None            None
Exchange Fee (as a
percentage of amount
redeemed)                         1.00%/(5)/    None            None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
Management Fees                   1.00%        1.00%           1.00%
Distribution and/or service
(12b-1) Fees                       None        0.50%           0.25%
Other Expenses/(6)/               0.28%        0.66%           0.44%
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND
ASSETS)/(6)/                      1.28%        2.16%           1.69%
Fee Waiver and Expense
Reimbursement                     0.00%        0.31%/(6)(7)/   0.00%
NET EXPENSES                      1.28%        1.85%/(6)(7)/   1.69%

37

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[LOGO] BROWN ADVISORY FUNDS


                                                          BROWN ADVISORY        BROWN ADVISORY BROWN ADVISORY
SHAREHOLDER FEES                                         SMALL-CAP VALUE        INTERNATIONAL   REAL ESTATE
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      FUND                  FUND           FUND
                                                   INSTITUTIONAL       A        INSTITUTIONAL  INSTITUTIONAL
                                                      SHARES         SHARES         SHARES         SHARES
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)       None      3.50%/(1)(2)/      None           None
Maximum Deferred Sales Charge (Load) Imposed on
Redemptions (as a percentage of the sale price)         None       None/(2)(3)/      None           None
Maximum Sales Charge (Load) Imposed on
Reinvested Distributions                                None       None              None           None
Redemption Fee (as a percentage of amount
redeemed)                                              1.00%/(5)/  None             1.00%/(5)/     1.00%/(5)/
Exchange Fee (as a percentage of amount redeemed)      1.00%/(5)/  None             1.00%/(5)/     1.00%/(5)/
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                        1.00%      1.00%             1.05%          0.75%
Distribution and/or service (12b-1) Fees                None      0.50%              None           None
Other Expenses/(6)/                                    0.30%      0.64%             0.26%          0.60%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(6)/     1.30%      2.14%             1.31%          1.35%
Fee Waiver and Expense Reimbursement                   0.00%      0.29%/(6)(7)/     0.00%          0.00%
NET EXPENSES                                           1.30%      1.85%/(6)(7)/     1.31%          1.35%

/(1)/No initial sales charge is applied to purchases of $1 million or more. /(2)/Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(3)/A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.
/(4)/Effective April 25, 2006, all issued and outstanding A Shares were renamed
    D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares offered in this prospectus are shares of a newly created Fund class.
/(5)/Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.
/(6)/Based on projected assets and projected annualized expenses for a twelve month period.
/(7)/Based on contractual fee waivers and expense reimbursement in effect through May 31, 2007. The contractual waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.

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  [LOGO] BROWN ADVISORY FUNDS


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class' Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          BROWN ADVISORY GROWTH    BROWN ADVISORY     BROWN ADVISORY SMALL-CAP
              EQUITY FUND        VALUE EQUITY FUND           GROWTH FUND
          INSTITUTIONAL    A    INSTITUTIONAL   A    INSTITUTIONAL   A      D
             SHARES      SHARES    SHARES     SHARES    SHARES     SHARES SHARES
 1 YEARS     $  115      $  507    $  104     $  507    $  130     $  531 $  712
 3 YEARS     $  359      $  908    $  325     $  892    $  406     $  974 $1,053
 5 YEARS     $  622      $1,334    $  563     $1,301    $  702     $1,441 $1,417
 10 YEARS    $1,375      $2,518    $1,248     $2,443    $1,545     $2,732 $2,438

           BROWN ADVISORY SMALL-CAP   BROWN ADVISORY   BROWN ADVISORY REAL ESTATE
                VALUE FUND          INTERNATIONAL FUND            FUND
           INSTITUTIONAL     A        INSTITUTIONAL          INSTITUTIONAL
              SHARES       SHARES         SHARES                 SHARES
  1 YEARS     $132         $  531         $  133                 $  137
  3 YEARS     $412         $  970         $  415                 $  428
  5 YEARS     $713         $1,433         $  718                 $  739
  10 YEARS    $1,568       $2,714         $1,579                 $1,624

[LOGO] BROWN ADVISORY FUNDS PRINCIPAL INVESTMENT RISKS

An investment in a Fund is subject to one or more of the risks identified in the following table. The identified risks are discussed in more detail in the disclosure that immediately follows the table.

                 FUND                                   RISK
 Brown Advisory Growth Equity Fund      General Market Risk; Smaller Company
                                        Risk
 Brown Advisory Value Equity Fund       General Market Risk; Smaller Company
                                        Risk
 Brown Advisory Small-Cap Growth Fund   General Market Risk; Smaller Company
                                        Risk
 Brown Advisory Small-Cap Value Fund    General Market Risk; Smaller Company
                                        Risk
 Brown Advisory International Fund      General Market Risk; Foreign
                                        Securities Risk; Emerging Markets Risk
 Brown Advisory Real Estate Fund        General Market Risk; Smaller Company
                                        Risk; Real Estate Market Risk;
                                        Interest Rate Risk; Credit Risk;
                                        Non-Diversification Risk; REIT Risk

GENERAL MARKET RISK

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund or a Fund could underperform other investments. Other general market risks include:
  . The market may not recognize what the Advisor or a Sub-Advisor believes to be the true value or growth potential of the stocks held by a Fund

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  [LOGO] BROWN ADVISORY FUNDS

  . The earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline
  . The smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company
  . The Advisor's or a Sub-Advisor's judgment as to the growth potential or value of a stock may prove to be wrong
  . A decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities
  . If a Fund invests in value stocks, value stocks can react differently to market, political and economic developments than other types of stocks and the market as a whole.

SMALLER COMPANY RISK

If a Fund invests in smaller companies, an investment in that Fund can have more risk than investing in larger, more established companies. An investment in a Fund may have the following additional risks:
  . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
  . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
  . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
  . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

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For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

FOREIGN SECURITIES RISK

If a Fund invests in foreign securities, an investment in that Fund will have the following additional risks:
  . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
  . Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities
  . Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar
  . Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies
  . Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
  . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
  . Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund' shareholders.

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EMERGING MARKETS RISK

If a Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in that Fund may have the following additional risks:
  . Information about the companies in these countries is not always readily available
  . Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
  . Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
  . The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries
  . Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets
  . Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund
  . Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
  . Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments
  . Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund, and as a result, an investment in that

43

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Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

REAL ESTATE MARKET RISK

A Fund that invests in real estate companies is subject to the risks of the real estate market including:
  .  Declines in the value of real estate
  .  Changes in interest rates
  . Lack of available mortgage funds or other limits on obtaining capital . Overbuilding
  .  Extended vacancies of properties
  .  Increases in property taxes and operating expenses
  .  Changes in zoning laws and regulations
  .  Casualty or condemnation losses.

INTEREST RATE RISK

If a Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

CREDIT RISK

The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. Accordingly, the value of your investment in a Fund may change in response to changes in the credit ratings of that Fund's portfolio securities. A Fund may invest in fixed income securities that are issued by U.S. Government sponsored entities such as the

                                                                             44

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  [LOGO] BROWN ADVISORY FUNDS

Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

NON-DIVERSIFICATION RISK

If a Fund is "non-diversified," its investments are not required to meet certain diversification requirements under Federal law. A "non-diversified" Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

REIT RISK

If a Fund invests in a REIT, the Fund will bear a proportionate share of the REIT's on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

45

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[LOGO] BROWN ADVISORY FUNDS MANAGEMENT


Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Funds' Statement of Additional Information ("SAI").

THE ADVISOR AND SUB-ADVISORS

Each Fund's Advisor is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Advisor has provided investment advisory services to each Fund since each Fund's inception. The Advisor does business under the name of Brown Advisory, Inc. The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. The Advisor and its affiliates ("Brown") have provided investment advisory and management services to clients for over 10 years. As of March 31, 2006, the Advisor and its affiliates (excluding affiliated broker-dealer) had approximately $6.2 billion of assets under management.

The Advisor receives an annual advisory fee from each Fund at an annual rate of each Fund's average annual daily net assets as indicated below. For the fiscal period/year ended May 31, 2005, the Advisor received, after applicable fee waivers, an advisory fee at an annual rate of each Fund's average annual daily net assets as follows:

                                                 ANNUAL    ADVISORY FEE
                                              ADVISORY FEE   RETAINED
         Brown Advisory Growth Equity Fund       0.75%        0.67%
         Brown Advisory Value Equity Fund        0.75%        0.74%
         Brown Advisory Small-Cap Growth Fund    1.00%        1.00%
         Brown Advisory Small-Cap Value Fund     1.00%        0.92%
         Brown Advisory International Fund       1.02%        0.99%
         Brown Advisory Real Estate Fund         0.75%        0.38%

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  [LOGO] BROWN ADVISORY FUNDS


The Advisor is also entitled to receive a maximum annual fee of 0.05% of the Fund's average daily net assets of Brown Advisory International Fund as reimbursement for Consulting Services costs incurred with respect to the Fund.

Subject to the general control of the Board, the Advisor is directly responsible for making the investment decisions for Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, and Brown Advisory Real Estate Fund.

Subject to the general oversight of the Board and the Advisor, the following sub-advisors (each a "Sub-Advisor) make the investment decisions for the following Funds:

                 FUND                                SUB-ADVISOR
 Brown Advisory Small-Cap Value Fund    Cardinal Capital Management, L.L.C.
                                        ("Cardinal")
 Brown Advisory International Fund      Philadelphia International Advisors,
                                        LP ("PIA")
                                        Walter Scott & Partners Limited
                                        ("WSPL")

Advisory fees for services rendered by each Sub-Advisor are paid by the Advisor and not the applicable Fund.

Cardinal, One Fawcett Place, Greenwich, Connecticut 06830, commenced operations as a Delaware limited liability company in 1995 and provides investment advisory services for clients, including endowments, public and private pension funds, and high net worth individuals seeking investments in small value companies. Brown Advisory Small-Cap Value Fund is the first mutual fund for which Cardinal has provided investment advisory services. As of March 31, 2006, the Sub-Advisor had over $1.6 billion of assets under management.

PIA, One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103, is a limited partnership founded in 2001 to provide investment advisory services for those seeking international equity investments. PIA has served as a Sub-Advisor to Brown Advisory International Fund since the Fund's inception in January 2003. As of March 31, 2006, PIA had approximately $7.1 billion of assets under management.

47

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[LOGO] BROWN ADVISORY FUNDS


WSPL, One Charlotte Square, Edinburgh EH2 4DZ Scotland, was founded in 1983 and is a corporation organized under the laws of Scotland. WSPL provides investment advisory services to institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans (other than plan participants), and other pooled investments. WSPL has served as a Sub-Advisor to Brown Advisory International Fund since September 2004. As of March 31, 2006, WSPL had approximately $26.9 billion of assets under management.

The Trust, on behalf of Brown Advisory International Fund, and the Advisor have applied for exemptive relief from the U.S. Securities and Exchange Commission to permit the Advisor, with the approval of the Board, to appoint and replace Fund sub-advisors and to enter into and approve amendments to sub-advisory agreements without obtaining shareholder approval. Pursuant to the application for exemptive relief, the Trust will be required to notify shareholders of the retention of a new Fund sub-advisor within 90 days after the hiring of the new sub-advisor.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreements between the Trust and the Advisor and the Sub-Advisory Agreement between the Advisor and each of Cardinal, PIA and WSPL is included in the Funds' semi-annual report for the six months ended November 30, 2005.

PORTFOLIO MANAGERS

BROWN ADVISORY GROWTH EQUITY FUND An investment team has managed the Fund's portfolio since its inception in 1999. Mr. Geoffrey R.B. Carey, the team's chairman since the Fund's inception, works with the team on developing and executing the Fund's investment program and retains decision-making authority over the day-to-day management of the Fund's assets:

   GEOFFREY R.B. CAREY, CFA has been a member of Brown's senior management since 1998 and Chairman of Brown's Large-Cap Growth Equity Team since 1996. Messrs. Carey and Stuzin share responsibility for the day-to-day management of the Fund but Mr. Carey retains final decision making authority with respect to the Fund's management. Prior

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   to joining the Advisor in 1996, Mr. Carey spent over seven years with
   J.P. Morgan Investment Management ("J.P. Morgan"), most recently as Vice President and Portfolio Manager in Geneva, Switzerland, where he was responsible for global investment portfolios for non-U.S. clients. While at J.P. Morgan, he also managed the firms U.S. equity exposure for its overseas offices. He received his B.A. from Washington & Lee University in 1984 and his M.B.A. from the University of North Carolina in 1989.

Other senior members of the investment team include:

   KENNETH M. STUZIN, CFA has been a member of Brown's senior management since 1998 and Vice Chairman of Brown's Large-Cap Growth Equity Team since 1996. Mr. Stuzin has also served as the Vice Chairman of the Fund's investment team since the Fund's inception. Messrs. Carey and Stuzin share responsibility for the day-to-day management of the Fund but Mr. Carey retains final decision making authority with respect to the Fund's management. Mr. Stuzin also chairs the Firm's Strategic Investment Committee, coordinating both strategic and tactical asset allocation. Prior to joining Brown in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to that, he was a quantitative portfolio strategist in New York, advising clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. and M.B.A. from Columbia University in 1986 and 1993, respectively.

   PAUL J. CHEW, CFA has been a member of Brown's senior management since 2001 and Director of Brown's Equity Research since 1995. Mr. Chew has been a member of the Fund's investment team since the Fund's inception in 1999. Mr. Chew also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

   DORON S. EISENBERG is a Principal at Brown and an analyst covering the technology sector. Mr. Eisenberg graduated magna cum laude with a B.S.

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   in civil engineering from Tufts University in 1995. He received his M.B.A.
   from Columbia Business School in 2002, with a concentration in finance and economics.

   LOGIE C. L. FITZWILLIAMS is an Assistant Vice President at Brown and an analyst responsible for the consumer discretionary sector. Mr. Fitzwilliams received his B.A from The Johns Hopkins University in 2003.

BROWN ADVISORY VALUE EQUITY FUND An investment team has managed the Fund's portfolio since its inception in 2003. Mr. Richard M. Bernstein, the team's chairman since the Fund's inception in 2003, works with the team on developing and executing the Fund's investment program and retains decision-making authority over the day-to-day management of the Fund's assets:

   RICHARD M. BERNSTEIN, CFA has been a member of Brown's senior management since 1998 and Chairman of Brown's Large-Cap Value Equity Team since 1998. Mr. Bernstein is responsible for the day-to-day management of the Fund. Prior to joining the Advisor in 1993, Mr. Bernstein was Vice President and Director of Research at Mercantile-Safe Deposit & Trust Company where he was responsible for equity fund management and research. Prior to that, he served as President of the Baltimore Security Analysts Society. He received a B.A. and M.A. from The Johns Hopkins University in 1979 and 1983, respectively.

Other senior members of the investment team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management since 2001 and Director of Brown's Equity Research since 1995. Mr. Chew has been a member of the Fund's investment team since the Fund's inception in 2003. Mr. Chew also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

   DAVID B. POWELL, CFA is a Principal at Brown and an analyst covering the industrials and energy sectors. He graduated with a B.A. from Bowdoin College in 1997.

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  [LOGO] BROWN ADVISORY FUNDS


   MANEESH BAJAJ is a Vice President at Brown and a research analyst covering the financial services sector. He received his M.B.A. from The Wharton School, University of Pennsylvania in 2002. He also holds a M.S. in computer science from University of Kentucky.

   MICHAEL POGGI is an Assistant Vice President and an analyst responsible for the consumer staples sector. Mr. Poggi received his B.S. and B.A. from the University of Richmond in 2003.

BROWN ADVISORY SMALL-CAP GROWTH FUND An investment team has managed the Fund's portfolio since its inception in 1999. Mr. Timothy W. Hathaway and Mr. Christopher A. Berrier, the team's co-chairmen since 2005, work with the team on developing and executing the Fund's investment program and retain equal decision-making authority over the day-to-day management of the Fund's assets:

   TIMOTHY W. HATHAWAY, CFA has been a member of Brown's senior management, co-chairman of Brown's Small-Cap Equity Team and co-chairman of the Fund's investment team since September 2005. Mr. Hathaway joined the firm in 1995 and prior to 2005, was a Research Analyst with the Large-Cap Growth Equity Team responsible for the consumer discretionary and energy sectors.
   Mr. Hathaway received his B.A. from Randolph Macon College in 1993 and his M.B.A. from Loyola College in 2001.

   CHRISTOPHER A. BERRIER has been a member of Brown's senior management, co-chairman of Brown's Small-Cap Equity Team and co-chairman of the Fund's investment team since September 2005. Prior to joining Brown in 2005, Mr. Berrier spent over five years as a Senior Equity Analyst at T. Rowe Price, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received an A.B. in economics from Princeton University in 2000.

Other senior members of the investment team include:

   CHARLES A. REID is a Partner at Brown and an analyst of Brown's Small-Cap Growth Team responsible for identifying, selecting and monitoring emerging growth companies. He received his B.A. in 1965 from Georgetown University.

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   NICHOLAS P. COUTROS is a Partner of Brown and an analyst of Brown's
   Small-Cap Growth Team. He received his B.A. from Franklin and Marshall College in 1979 and his M.B.A. from Darden School of Business
   Administration, University of Virginia in 1983.

   FREDERICK L. MESERVE, JR. is a Partner of Brown and a member of Brown's Small-Cap Growth Team. He graduated from Princeton University with a B.S.E. degree in 1960 and from Columbia Business School with a M.B.A. degree in 1962.

BROWN ADVISORY SMALL-CAP VALUE FUND Ms. Amy K. Minella, Mr. Eugene Fox, III and Mr. Robert B. Kirkpatrick have served at the Fund's portfolio managers since its inception in 2003 and share equal responsibility, in all respects, for the day-to-day management of the Fund's investment portfolio.

   AMY K. MINELLA has been a Managing Partner and Portfolio Manager of Cardinal since its formation in 1995 and is responsible for investment research and portfolio management. Prior to founding Cardinal, Ms. Minella was a Managing Director of Deltec Asset Management where she created both the high yield management group in 1986 and the value equity group in 1992. Prior to that, Ms. Minella was in the corporate finance department at Merrill Lynch and in the credit department at Chase Manhattan Bank. She holds a B.A. from Mount Holyoke College and a M.B.A. from the Stanford Graduate School of Business.

   EUGENE FOX, III has been a Managing Director and Portfolio Manager of Cardinal since 1995 and is responsible for investment research and portfolio management. Prior to joining Cardinal, Mr. Fox was a Managing Director of Deltec Asset Management. Prior to that, Mr. Fox was an Investment Analyst for D.S. Kennedy & Co., a value equity firm. Prior to that, he was with FMC Corporation where he served in several different capacities including director of pension investments and manager of corporate finance. He holds a B.A. from the University of Virginia and a M.B.A. from the University of Chicago Graduate School of Business.

   ROBERT B. KIRKPATRICK, CFA, has been a Managing Director and Portfolio Manager of Cardinal since 2000 and is responsible for investment research and portfolio management. Prior to joining Cardinal, Mr. Kirkpatrick was a co-founder of Breeco Management L.P., a value-

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   oriented equity investment firm. Prior to that, he held senior investment positions at Unifund S.A., a global private investment company, Bigler Investment Management and CIGNA Corporation. He received his BA in economics from Williams College.

BROWN ADVISORY INTERNATIONAL FUND PIA's International Equity team has managed the Fund's assets allocated to PIA for management since the Fund's inception in 2003. Mr. Andrew B. Williams, the team's lead portfolio manager, works with the team on developing and executing the Fund's investment program. The following team members have decision-making authority over the day-to-day management of the Fund's assets:

   ANDREW B. WILLIAMS, CFA has been President and Chief Investment Officer of PIA and lead Portfolio Manager of the International Equity Team of PIA since PIA's formation in 2001. Prior to that, Mr. Williams was a Portfolio Manager at the Glenmede Trust Company and Glenmede Advisors, Inc., Glenmede Trust Company's wholly-owned subsidiary (collectively, "Glenmede"). Mr. Williams joined Glenmede in 1985 as Senior Vice President in charge of research. Prior to joining Glenmede, Mr. Williams was Vice President responsible for investment research at Lehman Brothers in New York, and previously spent three years as a research analyst at Provident National Bank (now PNC Bank).

   ROBERT C. BENTHEM DE GRAVE has been a Portfolio Manager of the International Equity Team of PIA since PIA's formation in 2001 with oversight for all northern European countries. Prior to that, Mr. Benthem de Grave was a Portfolio Manager at Glenmede since 1994. A native of the Netherlands,
   Mr. Benthem de Grave has particular expertise in the economies of Netherlands, Norway, Sweden, Finland, Denmark, Belgium, Germany and Switzerland. Prior to joining PIA, Mr. Benthem de Grave was employed with MeesPierson Capital Management, as a Security Analyst and Portfolio Manager.

   FREDERICK B. HERMAN, III, CFA has been a Portfolio Manager of the International Equity Team since PIA's formation in 2001 and is responsible for Japan and Asia. Prior to that, Mr. Herman was a Portfolio Manager at Glenmede. Prior to that, Mr. Herman was a Director of International Investments at Denver Investment Advisors.

   PETER W. O'HARA, CFA has been a Portfolio Manager of the International Equity Team since PIA's formation in 2001 and is responsible for

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   research and strategy in southern Europe, namely, France, Italy, Spain and
   Greece. Prior to PIA, Mr. O'Hara served as a Portfolio Manager with Glenmede's International Equity Team since 2000 after having worked as a summer intern in 1999. Prior to Glenmede, Mr. O'Hara worked at HSBC Securities, where he served as a Vice President of Japanese equity sales and at Jefferies and Company as a sales/trader in their international equity department.

WSPL's entire investment staff, working together as a team, has managed the Fund's assets allocated to WSPL for management since the firm became a Sub-Advisor of the Fund in 2004. WSPL's entire investment staff, working together as a team, has managed the Fund's assets allocated to WSPL for management since the firm became a Sub-Adviser of the Fund in 2004. While
Mr. Alan McFarlane (with back-up support from Mr. Roger Nisbet) is the lead portfolio manager for the WSPL investment team, all investment decisions are made by the entire team on a consensus basis. The team's more experienced members provide leadership to the firms's investment activities. The five most experienced members of WSPL's investment team, inclusive of Messrs. McFarlane and Nisbet, are: Dr. Walter Scott, Dr. Ken Lyall and Mr. Ian Clark. The team's more experienced members provide leadership to the firm's investment activities. The five most experienced members of WSPL's investment team inclusive of Messrs. McFarlane and Nisbet are:

   DR. WALTER GRANT SCOTT has been Chairman of WSPL and a member of the firm's investment team since formation in 1983. Prior to forming WSPL, Dr. Scott was a Director at Ivory & Sime plc, also in Edinburgh, Scotland, most recently as a Director and a member of the firm's Executive Committee. While with Ivory & Sime plc, Dr. Scott established the firm's UK pension fund management business. He received a degree in Physics from the University of Edinburgh in 1969 and his PhD in Nuclear Physics from Trinity Hall, Cambridge University in 1972.

   ALAN MCFARLANE has been Managing Director of WSPL and a member of the firm's investment team since 2001. Prior to 2001, Mr. McFarlane was a Managing Director of the Institutional Division at Global Asset Management in London. While with Global Asset Management, Mr. McFarlane established the firm's institutional investment management business whose assets under management peaked in 1999 at $4.4 billion just prior to the firm's acquisition by UBS in 1999. Prior thereto, he was a Director at Ivory & Sime plc in Edinburgh.

   DR. KENNETH J. LYALL has been a Senior Investment Director and a member of WSPL's investment team since 1983. From 1971 to 1977,

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   Dr. Lyall was employed by Arthur Anderson as a member of the firm's Small
   Business Special Advisory Group. He received a degree in Economics and Economics History in 1971 and a PhD in 1977 from the University of Edinburgh. After receipt of his PhD in 1997, Dr. Lyall continued his relationship with the University as a Senior Research Fellow in Finance.

   IAN CLARK has been a Director, Senior Advisor and member of WSPL's investment team since co-founding WSPL with Dr. Scott in 1983. In addition to his responsibilities as a senior member of the firm's investment team, Mr. Clark is responsible for training the firm's junior investment staff. Prior to WSPL, Mr. Clark was employed by Ivory & Sime plc in Edinburgh for nearly twenty years, most recently as a Director and member of the firm's Executive Committee.

   RODGER NISBET has been a Director of WSPL since 2004 and a member of WSPL's investment team since joining the firm in 1993. Prior to joining WSPL he established and ran his own real estate business. In addition to his investment responsibilities, Mr. Nisbet is responsible for the firm's Canadian business. He has a degree in architecture from the University of Dundee.

BROWN ADVISORY REAL ESTATE FUND An investment team has managed the Fund's portfolio since its inception in 2003. Mr. William K. Morrill, the team's chairman since the Fund's inception in 2003, works with the team on developing and executing the Fund's investment program and retains decision-making authority over the day-to-day management of the Fund's assets:

   WILLIAM K. MORRILL has been a member of Brown's senior management and Chairman of Brown's Real Estate Team since 2003. He has served as the Fund's Portfolio Manager since the Fund's inception in 2003. Prior to joining Brown in 2003, Mr. Morrill was a Managing Director and Chief Executive Officer of LaSalle Investment Management (Securities) ("LaSalle") since 1995. He was in charge of the direct real estate asset management division of LaSalle and its predecessor companies from 1987 through 1993 and was the head of LaSalle's direct real estate Investment Committee from 1993 through 1994. Mr. Morrill has over 18 years of real estate experience and is a member of the National Association of Real Estate Investment Trusts ("NAREIT") where he was on the Editorial Board for the REIT Report published by NAREIT. He has authored articles on real estate investment trusts in INVESTMENT DECISIONS, REAL ESTATE FINANCE, PENSION WORLD, AND REAL ESTATE ACCOUNTING AND TAXATION.

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   Mr. Morrill holds a B.A. degree from The Johns Hopkins University and an
   M.B.A. with Distinction from the Harvard Business School.

Other senior members of the investment team include:

   DARRYL R. OLIVER has been a Vice President of Brown since 2003. He serves as a Research Analyst and researches investment opportunities for Brown's real estate portfolios and has served as the Junior Portfolio Manager for the Fund since 2003. From 1998 to 2003 he served as a Junior Portfolio Manager for Brown's Large-Cap Growth Equity Team. He is a member of NAREIT. He graduated with a B.A. from the University of Maryland, Baltimore County in 1995, and received an M.B.A. from the University of Maryland, College Park in 2002 with a concentration in finance.

   SETH P. COHN is an Associate at Brown covering real estate investment trusts (REITs). He is a member of NAREIT. Mr. Cohn received his B.A. from Muhlenberg College in 2003.

Each Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in a Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup") provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Advisor or with Citigroup or its affiliates.

FUND EXPENSES

Each Fund pays for its expenses out of its own assets. Expenses of a Fund share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

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HOW TO CONTACT THE FUNDS

WRITE TO US AT:
  Brown Advisory Funds
  P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Brown Advisory Funds
  Two Portland Square
  Portland, Maine 04101
TELEPHONE US AT:
  (800) 540-6807 (toll free)
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Re: (Name of Your Fund
  and Class)
  (Your Name)
  (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund class (redemptions only for D Shares of Brown Advisory Small-Cap Growth Fund) on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each Fund class (redemptions only for D Shares of Brown Advisory Small-Cap Growth Fund) at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 60 through 77). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges). A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from any Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

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The NAV of each Fund class is determined by taking the market value of that
Fund's (or class') total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. If a Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund's portfolio securities primarily trade but before the time as of which each Fund calculates it's NAV.

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, and Brown Advisory Small-Cap Value Fund each invest in the securities of smaller companies. A Fund's investment in securities of smaller companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, Brown Advisory International Fund's investment in foreign securities are more likely to require a fair value

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  [LOGO] BROWN ADVISORY FUNDS

determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Advisor may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor has entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate Brown Advisory Securities, LLC an amount equal to 50% of its annual advisory fee paid by a Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC. In addition, the Advisor may, at its own expense, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative/shareholder servicing functions for the benefit of Fund shareholders. These payments will create an incentive for Brown Advisory Securities, LLC and other financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering

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or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

  CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Brown Advisory Funds" or to one or more owners of the account and endorsed to "Brown Advisory Funds". For all other accounts, the check must be made payable on its face to "Brown Advisory Funds." A $20 charge may be imposed on any returned checks.

  ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

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  WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                                                   MINIMUM    MINIMUM
                                                   INITIAL   ADDITIONAL
                                                  INVESTMENT INVESTMENT
        INSTITUTIONAL SHARES/(1)/
        Standard Accounts                           $5,000      $100
        Traditional and Roth IRA Accounts           $2,000      $100
        Accounts with Systematic Investment Plans   $2,000      $100
        A SHARES
        Standard Accounts                           $2,000      $100
        Traditional and Roth IRA Accounts           $1,000      $  0
        Accounts with Systematic Investment
          Plans                                     $  250      $100
        Qualified Retirement Plans                  $    0      $  0

/(1)/Minimum initial investment for standard accounts, traditional and Roth IRA accounts, accounts with systematic investment plans and qualified retirement plans is $2,000, $1,000, $250 and $0, respectively, for Institutional Shares of Brown Advisory Small-Cap Value Fund. There is no additional investment required for Traditional and Roth IRA accounts and qualified retirement plans with respect to Institutional Shares of Brown Advisory Small-Cap Value Fund.
The Trust has ceased the public offering of D Shares of Brown Advisory Small-Cap Growth Fund. This means that the class is closed to new investors and current shareholders may not purchase additional D Shares.

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ACCOUNT REQUIREMENTS


            TYPE OF ACCOUNT                          REQUIREMENT
 INDIVIDUAL, SOLE PROPRIETORSHIP AND    .  Instructions must be signed by all
 JOINT ACCOUNTS                            persons required to sign exactly
 Individual accounts and sole              as their names appear on the
 proprietorship accounts are owned by      account.
 one person. Joint accounts have two
 or more owners (tenants).
 GIFTS OR TRANSFERS TO A MINOR (UGMA,   .  Depending on state laws, you can
 UTMA)                                     set up a custodial account under
 These custodial accounts provide a        the UGMA or the UTMA.
 way to give money to a child and       .  The custodian must sign
 obtain tax benefits.                      instructions in a manner
                                           indicating custodial capacity.
 BUSINESS ENTITIES                      .  Submit a secretary's (or similar)
                                           certificate covering incumbency
                                           and authority.
 TRUSTS                                 .  The trust must be established
                                           before an account can be opened.
                                        .  Provide the first and signature
                                           pages from the trust document
                                           identifying the trustees.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, a Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, a Fund will attempt to contact you or, if applicable, your broker. If a Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be

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processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

A Fund will try to verify your identity within a timeframe established in our sole discretion. If a Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

A Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is each Fund's policy to discourage short-term trading. Frequent trading in a Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of a Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, each Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

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Because a Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of shares of a Fund's Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 14 days of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges."

The investment in foreign securities may make Brown Advisory International Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

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INVESTMENT PROCEDURES


        HOW TO OPEN AN ACCOUNT               HOW TO ADD TO YOUR ACCOUNT
 BY CHECK                               BY CHECK
 .  Call or write us for an account     .  Fill out an investment slip from a
    application                            confirmation or write us a letter
 .  Complete the application (and       .  Write your account number on your
    other required documents)              check
 .  Mail us your application (and       .  Mail us the slip (or your letter)
    other required documents) and a        and the check
    check
 BY WIRE                                BY WIRE
 .  Call or write us for an account     .  Call to notify us of your incoming
    application                            wire
 .  Complete the application (and       .  Instruct your financial institution
    other required documents)           .  to wire your money to us
 .  Call us to fax the completed
    application (and other required
    documents) and we will assign you
    an account number
 .  Mail us your original application
    (and other required documents)
 .  Instruct your financial
    institution to wire your money to
    us
 BY ACH PAYMENT                         BY SYSTEMATIC INVESTMENT
 .  Call or write us for an account     .  Complete the systematic investment
    application                            section of the application
 .  Complete the application (and       .  Attach a voided check to your
    other required documents)              application
 .  Call us to fax the completed        .  Mail us the completed application
    application (and other required        and voided check
    documents) and we will assign you   .  We will electronically debit the
    an account number                      purchase amount from the financial
 .  Mail us your original application      institution account identified on
    (and other required documents)         your account application
 .  We will electronically debit the
    purchase amount from the financial
    institution account identified on
    your account application

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SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class (except D Shares of Brown Advisory Small-Cap Growth Fund) once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund class processes redemption orders promptly. Under normal circumstances, a Fund class will send redemption proceeds to you within a week. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

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

                     HOW TO SELL SHARES FROM YOUR ACCOUNT
   BY MAIL
   . Prepare a written request including:
   .  Your name(s) and signature(s)
   .  Your account number
   .  The Fund name and class
   .  The dollar amount or number of shares you want to sell
   .  How and where to send the redemption proceeds
   . Obtain a signature guarantee (if required)
   . Obtain other documentation (if required)
   . Mail us your request and documentation
   BY WIRE OR ACH
   . Wire and ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
   . Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
   . Mail us your request (See "By Mail")
   BY TELEPHONE
   . Call us with your request (unless you declined telephone redemption privileges on your account application)
   . Provide the following information:
   .  Your account number
   .  Exact name(s) in which the account is registered
   .  Additional form of identification
   . Redemption proceeds will be:
   .  Mailed to you OR
   . Electronically credited to your account at the financial institution identified on your account application
   SYSTEMATICALLY
   . Complete the systematic withdrawal section of the application
   . Attach a voided check to your application
   . Mail us your completed application
   . Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your

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account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:
  .  Written requests to redeem $100,000 or more
  .  Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
  . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE The sale of Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale

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of shares made within 14 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, each Fund uses the first-in, first-out ("FIFO") method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:
  . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name
  . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
  .  Redemptions of shares purchased through a dividend reinvestment program
  .  Redemptions pursuant to a systematic withdrawal plan
  . Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code ("IRC"), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS With respect to each Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to

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Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the applicable Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

With respect to D Shares of Brown Advisory Small-Cap Growth Fund, if your account falls below $500, the Fund may close your account and send you the proceeds upon 60 days' notice.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, if you exchange Institutional Shares within 14 days of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares

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redeemed or exchanged, subject to limited exceptions. See "Selling Shares --
Redemption Fee" above for additional information. To calculate redemption fees, each Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. A Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                HOW TO EXCHANGE
     BY MAIL
     . Prepare a written request including:
     .  Your name(s) and signature(s)
     .  Your account number
     .  The names of each fund (and class) you are exchanging
     . The dollar amount or number of shares you want to sell (and exchange)
     . Open a new account and complete an account application if you are requesting different shareholder privileges
     . Obtain a signature guarantee, if required
     . Mail us your request and documentation
     BY TELEPHONE
     . Call us with your request (unless you declined telephone redemption privileges on your account application)
     . Provide the following information:
     .  Your account number
     .  Exact name(s) in which account is registered
     .  Additional form of identification

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CHOOSING A SHARE CLASS

Brown Advisory International Fund and Brown Advisory Real Estate Fund each offer one class of shares, Institutional Shares, which is available to all investors.

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund offer two classes of shares, each of which is designed for specific investors. The following is a summary of the differences between Institutional Shares and A Shares for each of these Funds:



         INSTITUTIONAL SHARES                         A SHARES
 .  Designed for institutions           .  Designed for retail investors and
    (financial institutions,               certain employee- directed benefit
    corporations, trusts, estates and      plans investing directly or
    religious and charitable               through financial intermediaries
    organizations) investing for        .  Initial sales charge of 3.50% or
    proprietary accounts, corporate        less. No initial sales charge
    benefit plans with assets of at        applies to purchases of $1 million
    least $10 million, and investors       or more
    investing through fee based         .  Deferred sales charge of 1.00% on
    financial advisers                     purchases of $1 million or more
 .  No initial or deferred sales           liquidated in whole or in part
    charges                                within eighteen months of purchase
 .  Redemption/exchange fee of 1.00%    .  No redemption/exchange fee
    if shares are liquidated within 14  .  Rule 12b-1 distribution/service
    days of purchase                       fee equal to 0.50% of the class'
 .  No Rule 12b-1 distribution/service     average daily net assets
    fee                                 .  No separate shareholder service fee
 .  Shareholder service fee equal to    .  Higher expense ratio than
    0.05% of the class' average daily      Institutional Shares because Rule
    net assets                             12b-1 distribution/service fee
 .  Lower expense ratio than A Shares      of A Shares is higher than the
    because Rule 12b-1                     shareholder service fee of
    distribution/service fee of A          Institutional Shares
    Shares is higher than the
    shareholder service fee of
    Institutional Shares


Effective April 25, 2006, all issued and outstanding A Shares of Brown Advisory Small-Cap Growth Fund were renamed D Shares. A Shares of Brown Advisory Small-Cap Growth Fund offered in this prospectus are a newly created Fund class.

As of April 25, 2006, Brown Advisory Small-Cap Growth Fund ceased the public offering of D Shares. This means that D Shares is closed to new investors and current shareholders may not purchase additional shares.

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Sales charges and fees vary considerably between a Fund's classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for the Fund before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you. The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares of a Fund. Sales charge information is not separately posted under the mutual fund section (the "Section") of the Advisor's website located at www.brownadvisory.com because a copy of this prospectus containing such information is already available for review, free of charge, under the Section.

SALES CHARGE SCHEDULE -- A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                                   SALES CHARGE (LOAD)
                                         AS % OF:
                                     PUBLIC     NET ASSET
        AMOUNT OF PURCHASE       OFFERING PRICE VALUE/(1)/ REALLOWANCE %
        $0 but less than $50,000     3.50%        3.68%        3.50%
        $50,000 but less than
        $100,000                     3.00%        3.09%        3.00%
        $100,000 but less than
        $250,000                     2.50%        2.56%        2.50%
        $250,000 but less than
        $500,000                     2.00%        2.04%        2.00%
        $500,000 but less than
        $1,000,000                   1.50%        1.52%        1.50%
        $1,000,000 and up/(2)/       0.00%        0.00%        0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid

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to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous table.

REDUCED SALES CHARGES -- A SHARES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. A Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, a Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund and any other Trust series for which the Advisor provides management services (collectively, "Brown Shares") (as of the Fund's prior business day) that were purchased previously for accounts (i) in your name,
(ii) in the name of your spouse, (iii) in the name of you and your spouse,
(iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide a Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:
  . Information or records regarding Brown Shares held in all accounts in your name at the transfer agent;
  . Information or records regarding Brown Shares held in all accounts in your name at a financial intermediary; and
  . Information or records regarding Brown Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

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You may also enter into an LOI, which expresses your intent to invest $100,000 or more in a Fund's A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay a Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

Accounts subject to the LOI must be specifically identified in the LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay a Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

ELIMINATION OF INITIAL SALES CHARGES -- A SHARES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:
  . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
  . Any bank, trust company, savings institution, registered investment advisor, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
  . Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative

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  .  Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)
  . Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE -- A SHARES A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within eighteen months of purchase.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied.

The Distributor pays a sales commission of 1.00% of the offering price of A Shares to brokers that initiate and are responsible for purchases of $1 million or more.

RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

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The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund's Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Because each Fund pays distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Advisor, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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                            OTHER PERFORMANCE
[LOGO] BROWN ADVISORY FUNDS       INFORMATION

PAST PERFORMANCE OF WILLIAM K. MORRILL, PORTFOLIO MANAGER -- BROWN ADVISORY REAL ESTATE FUND

The performance information has been provided by the Advisor and relates to the historical performance of the private accounts managed by the portfolio manager when employed at another investment advisor and prior to the commencement of operations of Brown Advisory Real Estate Fund in December 2003, pursuant to the real estate income strategy (the "Composite"), the style used to manage the Fund. The portfolio manager manages private accounts for the Advisor, but not other registered investment companies, with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. Due to, among other things, the short time for which these private accounts have been managed by the portfolio manager and for which there is limited availability of performance information, the performance of these accounts is not included in the Composite. The Advisor does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

While the Advisor is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower. You should not consider these performance data as an indication of future performance of the Fund.

All returns presented below were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the private accounts included in the Composite, without provision for Federal or state income taxes.

The Fund's performance will be calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the

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performance results for the private accounts could have been adversely affected
(i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the private accounts for the periods ended March 31, 2003. As described above, the return figures reflect performance net of advisory fees and transaction costs. It is anticipated that shareholders of the Fund will bear higher fees and expenses than those that were applicable to the private accounts. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

REAL ESTATE INCOME COMPOSITE
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2003

          [CHART]

               Since Inception
   1 Year      (April 1, 2001)
   ------      ---------------
    2.20%           13.31%


                                       REAL ESTATE    NAREIT
                                         INCOME       EQUITY     S&P 500
     YEAR(S)                          COMPOSITE/(1)/ INDEX/(2)/ INDEX/(3)/
     1 Year (2003)                        2.20%       -3.45%     -24.77%
     Since Inception (2001-2003)/(4)/    13.31%        8.91%     -13.16%

/(1)/The presentation above describes 13 accounts valued at $5.1 million, as of March 31, 2003. The Composite comprises all discretionary accounts that were managed by the portfolio manager in the real estate income strategy while at LaSalle. There are no accounts excluded from the Composite. Although the private accounts were managed by applying objectives,

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  policies and strategies that are substantially similar to those to be used by the Advisor in connection with the Fund, the Fund may invest in different securities than the private accounts. During the period for which performance is shown, the total assets contained in the accounts were between $250,000 and $5.1 million. The Fund's assets may be substantially greater and the size of the Fund may affect the types of investment it will make. Investors should not assume that they will experience returns in the future, comparable to those show above.
/(2)/The NAREIT Equity Index (the "Index") is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and complied by the National Association of Real Estate Investment Trusts. The Index is unmanaged, does not include any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. No Index is directly comparable to the Composite or to the Fund. An investor cannot invest directly in the Index. The performance data are set forth solely for the information of the prospective investors in the Fund. The Fund does not restrict its investment to securities included in the Index.
/(3)/The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. Like the NAREIT Index, the S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures for the Composite, the S&P 500 Index's performance does not reflect the effect of expenses.
/(4)/Since inception, April 1, 2001.

PAST PERFORMANCE OF CARDINAL CAPITAL MANAGEMENT, L.L.C., SUB-ADVISOR -- BROWN ADVISORY SMALL-CAP VALUE FUND

The performance information has been provided by Cardinal and relates to the historical performance of the private client accounts managed by Cardinal pursuant to its small-cap value equity style (the "Composite"), the style used to manage Brown Advisory Small-Cap Value Fund which commenced operations on October 2003. Cardinal does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

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While Cardinal is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower. You should not consider these performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by Cardinal's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance will be calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of Cardinal's private accounts for the periods ended December 31, 2005. The total return figures reflect performance net of all advisory fees and transaction costs. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

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CARDINAL'S SMALL-CAP VALUE EQUITY STRATEGY COMPOSITE
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    [CHART]

                                                      Since Inception
     1 Year       3 Years     5 Years     10 Years     (May 1, 1995)
     ------       -------     -------     --------     -------------
     12.29%       22.76%      16.38%       15.41%          16.43%


                                     CARDINAL'S
                                      SMALL-CAP      RUSSELL
                                    VALUE EQUITY      2000        RUSSELL
                                      STRATEGY        VALUE        2000
   YEAR(S)                          COMPOSITE/(1)/ INDEX/(2)/   INDEX/(3)/
   1 Year (2005)                       12.29%        4.70%        4.56%
   3 Years (2003-2005)                 22.76%       23.18%       22.13%
   5 Years (2001-2005)                 16.38%       13.56%        8.25%
   10 Years (1996-2005)                15.41%       13.08%        9.26%
   Since Inception (1995-2005)/(4)/    16.43%       13.94%/(5)/  10.53%/(5)/

/(1)/The presentation above describes 25 accounts valued at $785 million, as of December 31, 2005. The Composite comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions, except those accounts having less than $5 million in assets. As of December 31, 2005, 45 accounts were excluded from the composite (combined assets of $231.7 million). Composite performance includes terminated accounts and accounts that have been open for at least one month.
/(2)/The Russell 2000 Value Index measures the performance of those Russell
    2000 companies with lower price-to-book ratios and lower forecasted growth values.
/(3)/The Russell 2000 Index is a widely recognized, capitalization-weighted index, which measures the performance of the 2,000 smallest companies in the Russell 3000 index.
/(4)/Since inception, May 1, 1995 through December 31, 2005.
/(5)/For the period from April 30, 1995 through December 31, 2005.

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PAST PERFORMANCE OF PHILADELPHIA INTERNATIONAL ADVISORS, LP, SUB-ADVISOR --
BROWN ADVISORY INTERNATIONAL FUND

The performance information has been provided by PIA and relates to the historical performance of the client accounts managed by PIA pursuant to its international equity select style (the "Composite"), the style used by PIA to manage the assets of Brown Advisory International Fund allocated to it for management by the Advisor. PIA has managed all or a portion of the Fund's assets since the Fund's inception in January 2003. PIA does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

While PIA is primarily responsible for the performance of that portion of the Fund's portfolio allocated to it for management, the information presented does not represent the past performance of the Fund. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower. You should not consider these performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by PIA's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amend, or Subchapter M of the Internal Revenue Code of 1986, as amended.

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Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Composite for the periods ended December 31, 2005. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

PIA'S INTERNATIONAL EQUITY SELECT COMPOSITE
AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED DECEMBER 31, 2005

          [CHART]

              Since Inception
   1 Year      (April 1, 2003)
   ------      ---------------
   12.46%          29.81%


                                               PIA'S
                                           INTERNATIONAL
                                              EQUITY         MSCI
                                             STRATEGY        EAFE
          YEAR(S)                          COMPOSITE/(1)/ INDEX/(2)/
          1 Year (2005)                       12.46%       13.54%
          Since Inception (2003-2005)/(3)/    29.81%       30.09%/(4)/

/(1)/The presentation above describes 3 accounts (inclusive of Brown Advisory
     International Fund assets allocated to PIA for management) valued at $533 million, as of December 31, 2005. The Composite comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions. Composite performance includes terminated accounts. New accounts are added beginning the quarter following their inception date.

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/(2)/The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the MSCI EAFE Index's performance does not reflect the effect of expenses.
/(3)/Since inception, April 1, 2003 through December 31, 2005.
/(4)/For the period from March 31, 2003 through December 31, 2005.

PAST PERFORMANCE OF WALTER SCOTT & PARTNERS LIMITED, SUB-ADVISOR -- BROWN ADVISORY INTERNATIONAL FUND

The performance information has been provided by WSPL and relates to the historical performance of all U.S. dollar based client accounts managed by WSPL pursuant to its international equity style since December 31, 1991 (the "Composite"). The international equity style is the style used by WSPL to manage the assets of Brown Advisory International Fund allocated to it for management by the Advisor. WSPL has been a Sub-Adviser to the Fund since August 2004. Other registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund are included in the Composite.

While WSPL is primarily responsible for the performance of that portion of the Fund's portfolio allocated to it for management, the information presented does not represent the past performance of the Fund. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower than the Fund's. You should not consider these performance data as an indication of future performance of the Fund.

Results for the full period have been time-weighted and dollar-weighted in accordance with AIMR-PPS/TM/. Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, if applicable (income withdraws are treated as cash out), and take into account accrued income and realized and unrealized gains and

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losses. All returns reflect the deduction of WSPL's maximum 1.00% management fee, brokerage commissions , execution costs, and withholding taxes in dividends and interest, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amend, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of WSPL's private accounts for the periods ended December 31, 2005. The total return figures reflect performance net of all advisory fees and transaction costs. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

WSPL'S INTERNATIONAL EQUITY STRATEGY COMPOSITE
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD
ENDED DECEMBER 31, 2005

                [CHART]

   1 Year       3 Years     5 Years     10 Years
   ------       -------     -------     --------
   18.15%       21.36%       6.53%       8.97%


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
                                          WSPL'S
                                   INTERNATIONAL EQUITY   MSCI
                                         STRATEGY         EAFE
              YEAR(S)                 COMPOSITE/(1)/    INDEX/(2)/
              1 Year (2005)               18.15%         13.54%
              3 Years (2003-2005)         21.36%         23.68%
              5 Years (2001-2004)          6.53%          4.55%
              10 Years (1996-2005)         8.97%          5.84%

/(1)/The presentation above describes 55 accounts valued at $8.9 billion as of December 31, 2005. The Composite comprises all U.S. dollar denominated discretionary accounts that have substantially similar investment objectives, policies and restrictions. Composite performance includes terminated accounts and accounts that have been open for at least one month.
/(2)/The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks net of withholding tax included in the index. Unlike the performance figures of the Fund, the MSCI EAFE Index's performance does not reflect the effect of expenses.

87

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[LOGO] BROWN ADVISORY FUNDS OTHER INFORMATION

DISTRIBUTIONS

Each Fund declares distributions from net investment income at least quarterly. Any net capital gain realized by each Fund will be distributed at least annually.


All distributions of each Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.


TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a Fund and the shareholder. A Fund's distributions of dividends that it receives from REITs generally do not constitute "qualified dividend income."

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

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The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year. The REITs in which the Brown Advisory Real Estate Fund invests may not provide complete tax information to the Fund until after the calendar year end. As a result, it may be necessary of the Brown Advisory Real Estate Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Forum 1099-DIV after January 31.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

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[LOGO] BROWN ADVISORY FUNDS FINANCIAL HIGHLIGHTS


The financial highlight tables are intended to help you understand the financial performance of each Fund for the past 5 years or for the period of a Fund's operations if less than 5 years. Certain information reflects financial results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2005 has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the six-month semi-annual period ended November 30, 2005 is unaudited and is included in the Funds' semi-annual report, which is also available upon request.


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
                                                                       SELECTED DATA FOR A SINGLE SHARE
                                   -----------------------------------------------------------------------------------
                                                                                               DISTRIBUTIONS
                                                                                     ---------------------------------
                                   NET ASSET     NET         NET REALIZED                                    TOTAL
                                    VALUE,    INVESTMENT         AND      TOTAL FROM  FROM NET  FROM NET DISTRIBUTIONS
                                   BEGINNING    INCOME        UNREALIZED  INVESTMENT INVESTMENT REALIZED      TO
                                   OF PERIOD    (LOSS)       GAIN (LOSS)  OPERATIONS   INCOME    GAINS   SHAREHOLDERS
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares             $ 8.50        --/(b)(f)/     0.30        0.30         --        --          --
 May 31, 2005
   Institutional Shares               8.33      0.03/(b)/        0.17        0.20      (0.03)       --       (0.03)
 May 31, 2004
   Institutional Shares/(g)/          7.22        --/(f)/        1.12        1.12      (0.01)       --       (0.01)
 May 31, 2003
   Institutional Shares/(h)/          7.58      0.03            (0.35)      (0.32)     (0.04)       --       (0.04)
   A Shares/(i)/                      6.96        --             0.25        0.25         --        --          --
 May 31, 2002
   Institutional Shares/(h)/          9.40      0.04            (1.82)      (1.78)     (0.04)       --       (0.04)
 May 31, 2001
   Institutional Shares/(h)/         10.85      0.02            (1.46)      (1.44)     (0.01)       --       (0.01)
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares             $13.66      0.10/(b)/        0.42        0.52      (0.08)       --       (0.08)
 May 31, 2005
   Institutional Shares              13.44      0.14/(b)/        1.00        1.14      (0.12)    (0.80)      (0.92)
 May 31, 2004
   Institutional Shares/(j)/         12.86      0.04             0.56        0.60      (0.02)       --       (0.02)
 December 31, 2003
   Institutional Shares/(i)(k)/      10.00      0.07             3.38        3.45      (0.07)    (0.52)      (0.59)

                                   ----------------------


                                               NET ASSET
                                                VALUE,
                                   REDEMPTION   END OF
                                   FEES/(B)/    PERIOD
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares                --       $ 8.80
 May 31, 2005
   Institutional Shares                --         8.50
 May 31, 2004
   Institutional Shares/(g)/           --/(f)/    8.33
 May 31, 2003
   Institutional Shares/(h)/           --         7.22
   A Shares/(i)/                       --         7.21
 May 31, 2002
   Institutional Shares/(h)/           --         7.58
 May 31, 2001
   Institutional Shares/(h)/           --         9.40
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares                --       $14.10
 May 31, 2005
   Institutional Shares                --        13.66
 May 31, 2004
   Institutional Shares/(j)/           --/(f)/   13.44
 December 31, 2003
   Institutional Shares/(i)(k)/        --        12.86

/(a)/Annualized for periods less than one year.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Total return for periods less than one year are not annualized and does not include the effects of sales charges for A Shares.
/(d)/Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
/(e)/Portfolio turnover rate for periods less than one year are not annualized. /(f)/Less than $0.01 per share.
/(g)/Effective December 31, 2003, A Shares were reclassified as Institutional
    Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
/(h)/Shares issued and outstanding as of February 11, 2003 were reclassified as
    Institutional Shares.
/(i)/Fund/class commenced operations as follows: Brown Advisory Growth Equity
    Fund Institutional Shares-June 28, 1999; Brown Advisory Growth Equity Fund A Shares-May 3, 2003; Brown Advisory Value Equity Fund Institutional Shares-January 28, 2003; Brown Advisory Value Equity Fund A
    Shares-February 17, 2003.
/(j)/Effective May 31, 2004, the Fund changed its fiscal year end from
    December 31 to May 31.
/(k)/Effective December 31, 2003, A Shares were reclassified as Institutional
    Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.83% and 1.25%, respectively.

91

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
                           RATIOS/SUPPLEMENTAL DATA
   ------------------------------------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS/(A)/
                               -----------------------------------

                NET ASSETS AT       NET                             PORTFOLIO
     TOTAL      END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
   RETURN/(C)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(D)/ RATE/(E)/
      3.53 %      $ 48,325        (0.03)%     1.05%        1.08%       18%
      2.45 %        44,288         0.41 %     0.98%        1.09%       40%
     15.52 %        44,709         0.03 %     1.00%        1.21%       32%
     (4.16)%        34,067         0.50 %     0.73%        1.29%       42%
      3.59 %            10         0.14 %     1.25%    1,477.65%       42%
    (18.96)%        36,273         0.45 %     0.47%        1.22%       50%
    (13.29)%        38,022         0.22 %     0.77%        1.22%       82%
      3.81 %      $134,452         1.48 %     0.95%        0.97%       47%
      8.67 %       133,454         1.04 %     0.99%        1.03%       78%
      4.69 %        95,117         0.82 %     1.00%        1.09%       33%
     34.79 %        66,555         1.04 %     1.00%        1.49%       71%

                                                                             92

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
                                                                       SELECTED DATA FOR A SINGLE SHARE
                                  -------------------------------------------------------------------------------------
                                                                                              DISTRIBUTIONS
                                                                                   ------------------------------------
                                  NET ASSET     NET        NET REALIZED                                       TOTAL
                                   VALUE,    INVESTMENT        AND      TOTAL FROM  FROM NET   FROM NET   DISTRIBUTIONS
                                  BEGINNING    INCOME       UNREALIZED  INVESTMENT INVESTMENT  REALIZED        TO
                                  OF PERIOD    (LOSS)      GAIN (LOSS)  OPERATIONS   INCOME     GAINS     SHAREHOLDERS
BROWN ADVISORY SMALL-CAP GROWTH FUND/(f)/
Year/Period Ended
 November 30, 2005
   Institutional Shares            $10.32      (0.06)/(b)/     0.95        0.89         --        --             --
   A Share                          19.38      (0.15)/(b)/     1.78        1.63         --        --             --
 May 31, 2005
   Institutional Shares             10.11      (0.12)/(b)/     0.33        0.21         --        --             --
   A Shares                         19.09      (0.28)/(b)/     0.57        0.29         --        --             --
 May 31, 2004
   Institutional Shares              7.99      (0.14)          2.26        2.12         --        --             --
   A Shares/(h)/                    15.06      (0.30)          4.33        4.03         --        --             --
 May 31, 2003
   Institutional Shares/(i)/         8.26      (0.09)         (0.18)      (0.27)        --        --             --
   A Shares/(k)/                    11.18      (0.18)          4.06        3.88         --        --             --
   B Shares/(k)/                    10.56      (0.17)          3.79        3.62         --        --             --
 May 31, 2002
   Institutional Shares/(i)/        11.67      (0.10)         (3.31)      (3.41)        --        --             --
 May 31, 2001
   Institutional Shares/(i)/        13.82      (0.10)         (1.56)      (1.66)        --     (0.49)         (0.49)
BROWN ADVISORY SMALL-CAP VALUE FUND/(j)/
Year/Period Ended
 November 30, 2005                 $13.08       0.08/(b)/      1.01        1.09      (0.09)       --          (0.09)
 May 31, 2005                       11.31       0.07/(b)/      2.07        2.14      (0.06)    (0.31)         (0.37)
 May 31, 2004/(k)/                  10.00      (0.01)          1.32        1.31         --        --/(g)/        --

                                  ----------------------


                                              NET ASSET
                                               VALUE,
                                  REDEMPTION   END OF
                                  FEES/(B)/    PERIOD
BROWN ADVISORY SMALL-CAP GROWTH FUND/(f)/
Year/Period Ended
 November 30, 2005
   Institutional Shares               --/(g)/  $11.21
   A Share                            --/(g)/   21.01
 May 31, 2005
   Institutional Shares               --/(g)/   10.32
   A Shares                           --/(g)/   19.38
 May 31, 2004
   Institutional Shares               --/(g)/   10.11
   A Shares/(h)/                      --        19.09
 May 31, 2003
   Institutional Shares/(i)/          --/(g)/    7.99
   A Shares/(k)/                      --        15.06
   B Shares/(k)/                      --        14.18
 May 31, 2002
   Institutional Shares/(i)/          --         8.26
 May 31, 2001
   Institutional Shares/(i)/          --        11.67
BROWN ADVISORY SMALL-CAP VALUE FUND/(j)/
Year/Period Ended
 November 30, 2005                    --/(g)/  $14.08
 May 31, 2005                         --        13.08
 May 31, 2004/(k)/                    --/(g)/   11.31

/(a)/Annualized for periods less than one year.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Total return for periods less than one year are not annualized. /(d)/Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
/(e)/Portfolio turnover rate for periods less than one year are not annualized. /(f)/A Shares issued and outstanding as of April 25, 2006 were reclassified as
     D Shares.
/(g)/Less than $0.01 per share.
/(h)/Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
/(i)/Shares issued and outstanding as of July 17, 2002 were reclassified as
    Institutional Shares.
/(j)/Shares issued and outstanding as of April 25, 2006 were reclassified as
     Institutional Shares.
/(k)/Fund/class commenced operations as follows: Brown Advisory Small-Cap
     Growth Fund Institutional Shares-June 28, 1999; Brown Advisory Small-Cap Growth Fund A Shares-September 20, 2002; Brown Advisory Small-Cap Growth Fund B Shares-September 20, 2002; Brown Advisory Small-Cap Value Fund-October 31, 2003.

93

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
                           RATIOS/SUPPLEMENTAL DATA
   ------------------------------------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS/(A)/
                               -----------------------------------

                NET ASSETS AT       NET                             PORTFOLIO
     TOTAL      END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
   RETURN/(C)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(D)/ RATE/(E)/
       8.62%      $114,429        (0.03)%     1.22%      1.24%         38%
       8.41%        15,512        (1.51)%     1.69%      1.71%         38%
       2.08%       106,643        (1.19)%     1.23%      1.25%         22%
       1.52%        15,281        (1.49)%     1.53%      1.80%         22%
      26.53%       112,594        (1.21)%     1.23%      1.24%         25%
      26.76%        18,846        (1.49)%     1.50%      1.81%         25%
     (3.27)%       103,357        (1.20)%     1.25%      1.28%         33%
      34.70%        16,625        (1.46)%     1.50%      1.95%         33%
      34.28%         1,409        (1.96)%     2.00%      4.95%         33%
    (29.22)%       126,199        (1.17)%     1.24%      1.24%         21%
    (12.08)%       107,656        (0.95)%     1.25%      1.25%         25%
       8.35%      $ 98,503         1.15 %     1.23%      1.26%         28%
      19.09%        85,004         0.58 %     1.23%      1.35%         57%
      13.13%        39,779        (0.33)%     1.25%      2.04%         33%

                                                                             94

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
                                                                          SELECTED DATA FOR A SINGLE SHARE
                                   ----------------------------------------------------------------------------------------
                                                                                                DISTRIBUTIONS
                                                                                  -----------------------------------------
                                   NET ASSET    NET       NET REALIZED                                 FROM       TOTAL
                                    VALUE,   INVESTMENT       AND      TOTAL FROM  FROM NET  FROM NET RETURN  DISTRIBUTIONS
                                   BEGINNING   INCOME      UNREALIZED  INVESTMENT INVESTMENT REALIZED   OF         TO
                                   OF PERIOD   (LOSS)     GAIN (LOSS)  OPERATIONS   INCOME    GAINS   CAPITAL SHAREHOLDERS
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares             $12.92      0.04/(b)/     1.37        1.41      (0.11)       --       --      (0.11)
 May 31, 2005
   Institutional Shares              13.69      0.21/(b)/     1.34        1.55      (0.19)    (2.13)      --      (2.32)
 May 31, 2004
   Institutional Shares/(g)/         13.48      0.09          0.13        0.22      (0.01)       --       --      (0.01)
 December 31, 2003
   Institutional Shares/(i)(h)/      10.00      0.15          3.96        4.11      (0.17)    (0.46)      --      (0.63)
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares             $11.97      0.32/(b)/     0.54        0.86      (0.24)       --       --      (0.24)
 May 31, 2005
   Institutional Shares              10.10      0.34/(b)/     2.03        2.37      (0.43)       --    (0.07)     (0.50)
 May 31, 2004
   Institutional Shares/(i)/         10.00      0.21          0.03        0.24      (0.14)       --       --      (0.14)

                                   ----------------------


                                               NET ASSET
                                                VALUE,
                                   REDEMPTION   END OF
                                   FEES/(B)/    PERIOD
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares                --       $14.22
 May 31, 2005
   Institutional Shares                --        12.92
 May 31, 2004
   Institutional Shares/(g)/           --/(f)/   13.69
 December 31, 2003
   Institutional Shares/(i)(h)/        --/(f)/   13.48
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
 November 30, 2005
   Institutional Shares                --       $12.59
 May 31, 2005
   Institutional Shares                --        11.97
 May 31, 2004
   Institutional Shares/(i)/           --/(f)/   10.10

/(a)/Annualized for periods less than one year.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Total return for periods less than one year are not annualized. /(d)/Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
/(e)/Portfolio turnover rate for periods less than one year are not annualized. /(f)/Less than $0.01 per share.
/(g)/Effective May 31, 2004, the Fund changed its fiscal year end from December
     31 to May 31.
/(h)/Effective December 31, 2003, A Shares were reclassified as Institutional
     Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.
/(i)/Fund/class commenced operations as follows: Brown Advisory International
     Fund Institutional Shares-January 28, 2003; Brown Advisory International Fund A Shares-January 28, 2003; Brown Advisory Real Estate Fund Institutional Shares-December 10, 2003.

95

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
                           RATIOS/SUPPLEMENTAL DATA
   ------------------------------------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS/(A)/
                               -----------------------------------

                NET ASSETS AT       NET                             PORTFOLIO
     TOTAL      END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
   RETURN/(C)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(D)/ RATE/(E)/
     10.93%       $221,261        0.60 %      1.25%      1.26%         21%
     11.44%        195,690        1.56 %      1.33%      1.36%         78%
      1.63%        125,796        1.51 %      1.25%      1.30%         39%
     41.77%        119,655        1.35 %      1.25%      1.37%         66%
      7.23%       $ 19,653        5.09 %      1.08%      1.27%         27%
     23.88%         20,253        3.05 %      0.98%      1.47%         10%
      2.34%         13,861        5.23 %      1.00%      4.52%         15%

                                                                             96

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[LOGO] BROWN ADVISORY FUNDS

    BROWN ADVISORY GROWTH EQUITY FUND   BROWN ADVISORY SMALL-CAP VALUE FUND
           Institutional Shares                Institutional Shares
                 A Shares                            A Shares

     BROWN ADVISORY VALUE EQUITY FUND    BROWN ADVISORY REAL ESTATE FUND
           Institutional Shares                Institutional Shares
                 A Shares
                                        BROWN ADVISORY INTERNATIONAL FUND
     BROWN ADVISORY SMALL-CAP GROWTH           Institutional Shares
                   FUND
           Institutional Shares
                 A Shares
        D Shares (Redemption Only)

FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
        The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
     You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the Fund at:

  Brown Advisory Funds P.O. Box 446 Portland, Maine 04112 (800) 540-6807 (toll free)

  The Funds' prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Advisor's website at www.brownadvisory.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities
    and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
  You can get copies of this information, for a fee, by e-mailing or writing to:

    Public Reference Room Securities and Exchange Commission Washington, D.C.
                  20549-0102 E-mail address: publicinfo@sec.gov

  Fund information, including copies of the annual/semi-annual reports and the
             SAI, is available on the SEC's website at www.sec.gov.

                                  DISTRIBUTOR
                           Foreside Fund Services, LLC
                                www.foresides.com

                   Investment Company Act File No. 811-03023